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                CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT


                  This CONTRIBUTION, ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 31, 1998, is made by and between Buckeye Management Company, a Delaware corporation (the "Corporation"), and Buckeye Pipe Line Company, a Delaware corporation and wholly-owned subsidiary of the Corporation ("Pipe Line").

                               W I T N E S S E T H

                  WHEREAS, the Corporation holds a 1% general partnership interest (the "GP Interest") in Buckeye Partners, L.P., a Delaware limited partnership (the "Partnership"), and serves as the sole general partner of the Partnership;

                  WHEREAS, the Corporation desires to contribute to Pipe Line certain assets, including the Corporation's GP Interest, and Pipe Line desires to assume the role of successor general partner of the Partnership under the Amended and Restated Agreement of Limited Partnership, as amended and restated as of July 17, 1998 (the "Partnership Agreement"), as well as certain other liabilities of the Corporation, upon the terms and subject to the conditions set forth herein; and

                  WHEREAS, Section 11.1 of the Partnership Agreement allows the Corporation to transfer the GP Interest to Pipe Line; and

                  WHEREAS, Section 11.2 of the Partnership Agreement provides that any transferee of the GP Interest pursuant to Section 11.1 shall automatically be admitted to the Partnership as successor general partner of the Partnership, and that the transferor of such GP Interest shall automatically cease to be the general partner of the Partnership.

                  NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Contribution and Assignment. The Corporation hereby grants, bargains, sells, conveys, assigns, transfers and delivers all of the assets described on Exhibit A hereto (the "Assets") to Pipe Line, and its successors and assigns, and Pipe Line hereby accepts such Assets, as a contribution to capital, at and as of the date hereof.

2. Assumption of Liabilities. As consideration for the grant, bargain, sale, conveyance, assignment, transfer and delivery made under Section 1 hereof, Pipe Line hereby assumes and agrees to perform and fully discharge all of the liabilities described on Exhibit B


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hereto (the "Liabilities"). Pipe Line hereby agrees to indemnify, defend and hold harmless the Corporation, its successors and assigns, of and from any and all costs, liabilities and expense, including court costs and attorneys fees, arising from or connected with the Liabilities hereby assumed.

3. Further Assurances. The Corporation hereby covenants and agrees that, at any time and from time to time after the delivery of this Agreement, at Pipe Line's request and expense, the Corporation, its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, any and all such further acts, conveyances, transfers, assignments, powers of attorney and assurances as Pipe Line reasonably may require to more effectively grant, convey, assign, transfer, set over to or vest in Pipe Line the Assets, or to better enable Pipe Line to realize upon or otherwise enjoy the Assets or to carry into effect the intent and purposes of this Agreement.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof.

5. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement.



                                        2

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                  IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the date first written above.


                       BUCKEYE MANAGEMENT COMPANY



                       By  /s/ William H. Shea, Jr.
                           ------------------------------------------------
                           Name: William H. Shea, Jr.
                             Title:  President and Chief Operating Officer


                       BUCKEYE PIPE LINE COMPANY



                       By    /s/ Steven C. Ramsey
                           ------------------------------------------------
                           Name: Steven C. Ramsey
                             Title:  Senior Vice President, Finance and Chief
                                     Financial Officer



                                        3

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                                                                       EXHIBIT A

                                     ASSETS

1. Units representing the 1% general partnership interest in Buckeye Partners, L.P., together with all right, title and interest of the Corporation in, to and under that certain Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., as amended and restated as of July 17, 1998;

2. All rights, title and interest of the Corporation in and to the Debt Service Reserve Account maintained under the Amended and Restated Collateral Assignment of Deposit Accounts, dated as of August 12, 1997 (the ACollateral Assignment@), among CoreStates Bank, N.A., as Collateral Trustee, the Corporation, and certain of its affiliates;

3. All goodwill of the Corporation;

4. All right, title and interest of the Corporation in, to and under that certain Amended and Restated Incentive Compensation Agreement dated as of March 22, 1996, as amended as of August 12, 1997, between the Corporation and Buckeye Partners, L.P.;

5. All right, title and interest of the Corporation in, to and under that certain Management Agreement dated as of January 1, 1998, among the Corporation, Buckeye Pipe Line Company, and Glenmoor, Ltd.;

6. All right, title and interest of the Corporation in, to and under that certain Services Agreement, dated as of August 12, 1997, among the Corporation, Buckeye Pipe Line Company and Buckeye Pipe Line Services Company; and

7. All right, title and interest of the Corporation in, to and under that certain Exchange Agreement, dated as of August 12, 1997, among the Corporation, Buckeye Partners, L.P., Buckeye Pipe Line Company, Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., Buckeye Tank Terminals, L.P., and BMC Acquisition Company (now known as Glenmoor, Ltd.).








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                                                                       EXHIBIT B

                                  LIABILITIES

1. All liabilities and obligations of the Corporation under that certain Amended and Restated Incentive Compensation Agreement dated as of March 22, 1996, as amended as of August 12, 1997, between the Corporation and Buckeye Partners, L.P., arising after the date hereof;

2. All liabilities and obligations of the Corporation under that certain Management Agreement dated as of January 1, 1998, among the Corporation, Buckeye Pipe Line Company, and Glenmoor, Ltd., arising after the date hereof; and

3. All liabilities and obligations of the Corporation under that certain Services Agreement, dated as of August 12, 1997, among the Corporation, Buckeye Pipe Line Company and Buckeye Pipe Line Services Company, arising after the date hereof;

4. All liabilities and obligations of the Corporation under that certain Exchange Agreement, dated as of August 12, 1997, among the Corporation, Buckeye Partners, L.P., Buckeye Pipe Line Company, Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Laurel Pipe Line Company, L.P., Everglades Pipe Line Company, L.P., Buckeye Tank Terminals, L.P., and BMC Acquisition Company (now known as Glenmoor, Ltd.), arising after the date hereof.

5. All liabilities and obligations of the Corporation as the general partner under the Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., as amended and restated as of July 17, 1998, arising after the date hereof.